Fair Values of Financial Instruments	6 Months Ended
Jun. 30, 2024
Fair Values of Financial Instruments [Abstract]
FAIR VALUES OF FINANCIAL INSTRUMENTS
22	FAIR VALUES OF FINANCIAL INSTRUMENTS

Financial instruments comprise financial assets and financial liabilities.

Financial assets consist of cash and cash equivalents, trade receivables, contract assets and amount due from related party. Financial liabilities consist of trade payables, lease liability, overdrafts, convertibles notes, working capital loans and amount due to related party.

The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments by valuation technique:

Level 1:	quoted (unadjusted) prices in active markets for identical assets or liabilities.

Level 2:	other techniques for which all inputs which have a significant effect on the recorded fair value are observable, either directly or indirectly.

Level 3:	techniques which use inputs which have a significant effect on the recorded fair value that are not based on observable market data.

The Private Warrants were valued using Black Scholes Model and the Shared-Based Payments were valued using Montecarlo Simulation, which are both considered to be a Level 3 fair value measurement. The primary unobservable inputs utilized in determining the fair value of the derivatives warrant liabilities and Shared-Based Payments are the expected volatility of our ordinary shares and risk-free rate.